Business combinations	12 Months Ended
Jun. 30, 2025
Business combinations
Business combinations

6.    Business combinations

On April 23, 2025, the Company acquired 100% shares of YNAP from Richemont Italia Holding S.p.A (“Richemont”) and obtained control of YNAP Group, which is identified as a business under IFRS 3. The transaction aims to create a leading, global, multi-brand digital luxury group offering a highly curated and strongly differentiated edit of the most prestigious luxury brands and products to luxury enthusiasts worldwide.

Consideration transferred

The total consideration transferred amounts to €330.2 million. This comprises the issuance of 49,741,342 ordinary shares with a fair value of €345.6 million, based on the closing share price of €6.95 ($7.93) as of April 23, 2025, offset by a €15.3 million receivable from Richemont based on a provisional assessment of the net financial position at closing.

Identifiable assets acquired and liabilities assumed

The following table summarizes the recognized amounts of assets acquired and liabilities assumed at the date of acquisition:

Fair value at
the time of
(in € thousands)	acquisition
Intangible assets	1,605
Property and equipment	19,993
Right-of-use assets	166,431
Other non-current assets	1,106
Inventories	648,225
Trade and other receivables	64,228
Cash and cash equivalents	621,352
Other current assets	83,640
Provisions, non-current	(1,949)
Lease liabilities, non-current	(142,162)
Other liabilities, non-current	(706)
Provisions, current	(5,411)
Lease liabilities, current	(24,269)
Trade and other payables	(234,208)
Contract liabilities	(31,797)
Other liabilities, current	(212,325)
Total identifiable net assets	953,752

The identifiable intangible assets acquired, including trademarks and customer relationships, were evaluated as part of the purchase price allocation process. Management determined that the fair value of these assets was zero as of the acquisition date.

Pursuant to the SPA, at the time of the closing of the Transaction, YNAP were to have a net financial position (cash less financial indebtedness as defined in the SPA) of €555.0 million, subject to adjustments upon the final net financial position calculation – pursuant to the timeline outlined in the SPA - with the right to challenge and review by LuxExperience Group. If the final net financial position at completion differs from € 555.0 million, the party on the shortfall side must compensate the other party for the difference, with Richemont paying LuxExperience if it is less, and LuxExperience paying Richemont if it is more than €555.0 million. As of the date of the issuance of these financial statements, the review of the net financial position amount has not been completed.

Trade and other receivables comprise gross contractual amounts of €66.9 million, of which €2.6 million were expected to be uncollectable at the date of acquisition.

For the period between April 23, 2025, and June 30, 2025, YNAP Group contributed revenue of €348.3 million and net loss of €40.5 million to LuxExperience Group’s results.

As of the date of issuance of these consolidated financial statements, the purchase price allocation is provisional with respect to the final determination of the net financial position at completion and its related impact on the consideration transferred and the gain on bargain purchase. This amount is based on a provisional assessment that is not yet final, and therefore the determination of the net financial position remains subject to finalization. The final settlement of the net financial position with Richemont is pending. The Group will update the purchase price allocation upon completion of the net financial position review within the measurement period, after which the accounting for the acquisition will be revised.

Bargain purchase

A gain on the bargain purchase arising from the acquisition has been recognized in Other income (loss), net as follows:

(in € thousands)	April 23, 2025
Total identifiable net assets	953,752
Consideration paid	330,221
Bargain purchase gain	623,531

The bargain purchase reflects the difference between the estimated fair value of net assets and the consideration transferred as of the date of acquisition. The gain of €623.5 million arose because the fair value of YNAP’s identifiable net assets €953.8 million, including a contractually required net financial position of €555 million, exceeded the €330.2 million consideration transferred. In accordance with IFRS 3, the Group has performed a reassessment of the assets acquired and liabilities assumed to confirm appropriate recognition and measurement. The gain on bargain purchase reflects that the Group expects that it will incur significant additional costs in the coming years to integrate YNAP and improve its operational efficiency.

Acquisition-related costs

The Group incurred acquisition-related costs of €16.8 million on legal fees, due diligence and other professional costs. These costs have been included under “selling, general and administrative expenses”.

Pro forma financial information

LuxExperience‘s unaudited pro-forma results discussed in this paragraph include the effects as if the business combination had been consummated as of July 1, 2024. If the acquisition had occurred on July 1, 2024, management estimates that consolidated revenue would have been €2,918.6 million, and consolidated net loss for the year would have been €88.8million, excluding the bargain purchase gain of €623.5 million. In determining these amounts, management has assumed that the fair value adjustments, determined provisionally, that arose on the date of acquisition would have been the same if the acquisition had occurred on July 1, 2024.